CONTRACT BALANCES	12 Months Ended
Dec. 31, 2019
CONTRACT BALANCES
CONTRACT BALANCES

4     CONTRACT BALANCES

Accounts Receivable, Net

Accounts receivable, net consisted of the following:

	As of December 31,
	2018	2019

Accounts receivable	541,355	881,177
Less: allowance for doubtful accounts	(241)	(133)
Accounts receivable, net	541,114	881,044

Including:
- Current portion	536,842	879,962
- Non-current portion	4,272	1,082

The Company generally invoices its customers on a monthly or quarterly basis in accordance with the contract terms. Due to timing difference between the billing and revenue recognition, accounts receivable included an unbilled portion of RMB384,640 and RMB649,608 as of December 31, 2018 and 2019, respectively. As of December 31, 2018 and 2019, the accounts receivable expected to be received after one year amounted to RMB4,272 and RMB1,082 were recorded in other non-current assets in the consolidated balance sheet, respectively.

Accounts receivable of RMB365,938 and RMB520,382 was pledged as security for bank loans (note 9) as of December 31, 2018 and 2019, respectively.

An allowance for doubtful accounts is provided based on the Company’s best estimate of the amount of probable credit losses in the Company’s existing accounts receivable. The Company assesses the collectability of accounts receivable by analyzing specific customer accounts that have known or potential doubt as to collectability. The following table presents the movement of the allowance for doubtful accounts:

	Years ended December 31,
	2017	2018	2019

Balance at the beginning of the year	—	—	241
Allowance made during the year	—	241	274
Write-off during the year	—	—	(382)
Balance at the end of the year	—	241	133

During the years ended December 31, 2018 and 2019, the Company made an allowance on accounts receivable of RMB241 and RMB274, respectively. Management believes all other accounts receivable as of December 31, 2019 are to be collected in full.

Deferred Revenue

The opening and closing balances of the Company’s deferred revenue are as following:

Deferred revenue

Beginning balance as of January 1, 2019	73,077
Closing balance as of December 31, 2019	105,735

Increase	32,658

The difference between the opening and closing balances of the Company's deferred revenue primarily results from the timing difference between the satisfaction of the Company's performance obligation and the customer's payment. As of December 31, 2019, the deferred revenue expected to be recognized as revenue after one year amounted to RMB15,419 were recorded in other long-term liabilities in the consolidated balance sheet. The amounts of revenue recognized during the year ended December 31, 2019 and 2018 from the opening deferred revenue balance was RMB66,500 and RMB43,192, respectively.

Remaining performance obligations

The Company elected to apply the practical expedient that allows the Company not to disclose the remaining performance obligations for variable considerations. This includes usage-based contracts for certain colocation and managed hosting services.

As of December 31, 2019, approximately RMB1,693,411 of total revenues and deferred revenues are expected to be recognized in future periods, the majority of which will be recognized over the next three years.